Exhibit 99.1

Annual General Meeting of Shareholders Tom Lynch Chief Executive Officer March 10, 2008

Please consult the inside back cover of your 2007 Annual Report for important information regarding Tyco Electronics’ use, during this meeting, of Forward Looking Statements and references to certain non-GAAP measures, including “organic sales growth,” “adjusted operating income,” and “free cash flow.”

Statements made during today’s presentations may contain certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995.  These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements.  All statements that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements.  The forward-looking statements in this presentation may include statements addressing the following subjects:  future financial condition and operating results.  Economic, business, competitive and/or regulatory factors affecting Tyco Electronics’ businesses are examples of factors, among others, that could cause actual results to differ materially from the forward-looking statements.  In addition, Tyco Electronics’ historical combined financial information is not necessarily representative of the results it would have achieved as an independent, publicly-traded company and may not be a reliable indicator of its future results.  Tyco Electronics has no intention and is under no obligation to update or alter (and expressly disclaims any such intention or obligation to do so) its forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law.  More detailed information about these and other factors is set forth in Tyco Electronics’ Annual Report on Form 10-K for the fiscal year ended September 28, 2007 and Tyco Electronics' Quarterly Report on Form 10-Q for the quarterly period ended December 28, 2007.

A New Day for Tyco Electronics

Page 2 Tyco Electronics Overview • A leading global provider of engineered electronic components, network infrastructure solutions, wireless systems and undersea telecommunication systems • Diverse customer base and industry base • Global reach and scale • Established track record of innovation leadership

Page 3 2007 Net Sales by End Market Broad Industry Diversification . . . Consumer Electronics 2% Industrial Machinery 4% Appliance 4% Computer 8% Energy 7% Aerospace & Defense 5% Other 21% Automotive 30% Telecommunications 19%

Page 4 Top 25 customers account for less than 30% of total sales Top Customers . . . Diverse Customer Base

Page 5 Asia ex-China 15% China 12% Europe Middle East Africa 36% Americas 37% Asia ex-China 15% China 12% Europe Middle East Africa 36% Americas 37% 2007 Sales by Region Asia Total 27% Global Reach and Scale • Balanced geographic presence • Located near our customers – ~8,000 engineers – 17 global design centers – 5,000+ salespeople serving customers in 150+ countries – Manufacturing in 25 countries • Significant presence in China – $1.6 billion of sales – 32,200 employees – 15 manufacturing facilities

Page 6 2007 Sales $13.5 Billion Electronic Components 75% Network Solutions 14% Undersea Telecomm 4% Wireless Systems 7% Our Four Business Segments 2007 Adj. Operating Income $1.8 Billion (13.4% Margin) Electronic Components 79% (14.1%) Network Solutions 15% (14.3%) Wireless Systems 4% (7.2%) Undersea Telecomm 2% (7.8%)

Page 7 Our Three Year Goals Financial Objectives Strategic Priorities • Focus our business – Divest or exit about 15% of net sales base • Accelerate organic growth – Accelerate growth in under-penetrated markets – Enhance leadership position in emerging markets • Improve margins by streamlining operations and improving productivity • Target acquisitions to accelerate sales and income growth • Organic revenue growth of 5-7% • Operating margins above 15% • Free cash flow approximately equal to net income

Page 8 Fiscal 2007 Financial Highlights • $13.5 billion Net Sales • $1.8 billion Adjusted Operating Income • $881 million in Free Cash Flow Net Sales by Segment In US$ Millions Undersea Telecommunications $565 Wireless Systems $887 Electronic Components $10,111 Network Solutions $1,897

Page 9 Fiscal 2007 Financial Highlights Net Sales In US$ Billions $11.4 $12.3 $13.5 $10.0 $10.5 $11.0 $11.5 $12.0 $12.5 $13.0 $13.5 $14.0 FY '05 FY '06 FY '07 Adjusted Operating Income In US$ Millions $1,696 $1,783 $1,809 $1,620 $1,640 $1,660 $1,680 $1,700 $1,720 $1,740 $1,760 $1,780 $1,800 $1,820 FY '05 FY '06 FY '07